Trade receivables, net (Tables)	12 Months Ended
Dec. 31, 2024
Trade receivables, net
Schedule of Trade receivables, net

	December 31,
	2024	2023

Trade receivables	$1,379	$2
Less: allowance for expected credit losses	(243)	—
Total trade receivables, net	$1,136	$2

Schedule of movement in allowance for expected credit loss

Balance as of January 1, 2024	$—
Increase in allowance for expected credit losses	243
Foreign exchange difference	—
Balance as of December 31, 2024	$243